SUPPLEMENT dated October 20, 1997


TO THE PROSPECTUS OF

STANDISH TAX-SENSITIVE EQUITY FUND
STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND
STANDISH INTERMEDIATE TAX EXEMPT BOND FUND

Dated January 27, 1997



The Tax-Sensitive Funds

         The following supplements the description of the Tax-Sensitive Funds under the caption "Investment Objectives and Policies -- The Tax-Sensitive Funds" on page 9 of the Prospectus:

         The Tax-Sensitive Funds are designed for investors in the upper federal income tax brackets who seek the highest long-term after-tax total return.

         The Taxpayer Relief Act of 1997 (the "Act") was recently enacted into law and establishes different maximum rates of taxation for individuals on long-term capital gains. Prior to the Act, long-term capital gains distributed to individuals by mutual funds were taxed at federal tax rates of up to 28%. Subject to future Treasury regulations, such gains recognized after May 6,1997 should be generally taxable to individual upper-bracket investors at the maximum federal tax rates of either (i)28% if the assets were held for more than one year but not more than 18 months or (ii)20% if the assets were held more than 18 months. Taxable dividends, other than from long-term capital gains, distributed to individuals by mutual funds continue to taxable at federal income tax rates of up to 39.6%, and the effective tax rate may be higher due to limitations at higher income levels on allowable deductions and exemptions. Shareholders should consult their own tax advisers about the effects of the Act in light of their particular circumstances.

         The Tax Sensitive Funds employ various techniques to seek the highest long-term total return after considering the impact of federal income taxes paid by shareholders on the Funds' distributions. In addition to those techniques described on page7 of the Prospectus, when required to sell portfolio securities that will produce capital gains, each Tax-Sensitive Fund will select shares of the specific security with holding periods longer than 18 months (if any) when appropriate in order to allow individual investors in the Funds to benefit from the lower capital gains tax rate.

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Standish Small Cap Tax-Sensitive Equity Fund

         The following sentence replaces the first sentence of the second paragraph under the caption "Standish Small Cap Tax-Sensitive Equity Fund -- Investment Policies" on page 8 of the Prospectus:

The common stocks of small capitalization growth companies in which the Small Cap Fund purchases have market capitalizations of up to and including $1 billion


         The following sentence replaces the last sentence of the second paragraph under the caption "Risk Factors, Suitability and Other Investment
Practices  --  Investing  in Small  Capitalization  Companies"  on page 9 of the
Prospectus:

The Small Cap Fund will participate in initial public offerings of companies that are expected to have market capitalizations of up to $1 billion after consummation of the offering.


         The second to last sentence in the first paragraph under the caption "Risk Factors, Suitability and Other Investment Practices -- Foreign Securities" on page 10 of the Prospectus is deleted.